UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2014

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 29, 2014, the Board of Directors (the “Board”) of The Manitowoc Company, Inc. (the “Company”) approved amendments to the Restated By-Laws of the Company to, among other things, effect the following: (1) revise the annual meeting date By-Law so that the annual meeting will be held on the prescribed date of the first Tuesday in May or another date that the Board approves; (2) provide that shareholder information required under the notice provisions of Section 1 of Article II of the By-Laws and Section 3 of Article III of the By-Laws must include information regarding derivative instruments; (3) amend Article II of the By-Laws to provide that the Chairman may adjourn a shareholders meeting; (4) expressly provide that the Board has the authority to specify the number of directors within the range set forth in Section 2 of Article III of the By-Laws; (5) provide that a majority of the directors, rather than two directors, may call a special meeting of the Board; (6) amend Section 12 of Article III to make the list of proscribed Board committee actions and the minimum number of directors on a committee consistent with amendments to Section 180.0825 of the Wisconsin Business Corporation Law; (7) provide that senior officers may appoint Assistant Treasurers and Assistant Secretaries; (8) amend Section 16 of Article IV of the By-Laws to clarify and enhance the Company’s procedures with respect to its indemnification and reimbursement of, and advancement of expenses to, the Company’s officers and directors, including in certain proceedings where an officer or director is a witness or a party or is threatened to be made a party; (9) allow for book-entry delivery of shares of stock; and (10) make certain conforming and clarifying changes related to the foregoing.
The foregoing description is qualified in its entirety by reference to the text of the Restated By-Laws of the Company, as amended through July 29, 2014, which are attached as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(3.1)	The Manitowoc Company, Inc. Restated By-Laws (as amended through July 29, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: July 31, 2014	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

THE MANITOWOC COMPANY, INC.

FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Furnished Herewith

(3.1)	The Manitowoc Company, Inc. Restated By-Laws (as amended through July 29, 2014).	X

4